UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Service Properties Trust and its applicable subsidiaries.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 29, 2025, we entered into a new management agreement with Sonesta International Hotels Corporation and certain of its subsidiaries, or Sonesta, effective August 1, 2025, for each of our 59 hotels managed by Sonesta that we expect to retain, or the retained hotels. The new management agreements are not subject to any pooling, cross-default or other similar contractual arrangement. Each new management agreement provides for an initial 15-year term expiring on July 31, 2040, subject to two 10-year renewal options by Sonesta. The new management agreements also provide for the following, among other things:

•	We will pay Sonesta, after payment of hotel operating expenses, a base management fee equal to 3.0% of gross revenues for full service hotels and 5.0% for extended stay and select service hotels. Additionally, we are required to pay (i) an incentive fee equal to 20% of EBITDA, as defined in the management agreement, in excess of the incentive threshold, subject to a cap, commencing with the 2026 calendar year; (ii) a brand promotion fee of 3.5% of gross room revenues; (iii) a loyalty fee of the greater of (x) 1.0% of gross room revenues or (y) 4.5% of qualified room revenue, in the case of full service hotels, 2.5%, in the case of extended stay hotels, and 3.0%, in the case of select service hotels, (iv) a centralized service fee equal to $1,100,000 per year for full service hotels and $250,000 per year for extended stay and select service hotels, adjusted annually based on the Consumer Price Index, and (v) a construction management fee of 3% of construction and capital expenditures managed by Sonesta.

•	We are required to fund capital expenditures at our hotels. We are also required to maintain minimum working capital under the management agreement based on the number of rooms in the hotel to meet the cash needs for hotel operations.

•	We have the right to terminate the management agreement for certain events of default, casualty and condemnation events, and if minimum performance thresholds are not met for two consecutive calendar years beginning with the measurement period commencing with the 2028 calendar year.

We previously identified 122 of our other hotels managed by Sonesta for disposition in 2025, or the sale hotels. As of August 29, 2025, we have sold 10 sale hotels, and entered into agreements to sell 111 sale hotels and are marketing one sale hotel. Sonesta has agreed to waive any termination fees under the management agreements for the sale hotels.

The foregoing description of the new management agreements with Sonesta is not complete and is subject to and qualified in its entirety by reference to the representative form of the new management agreement with Sonesta, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with Sonesta and others related to them. For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2024, or our Annual Report, our definitive Proxy Statement for our 2025 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 4, 5 and 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Notes 6, 7 and 11 to the Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Quarterly Report. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example, we have entered into agreements to sell 111 hotels. These pending sales are subject to conditions; accordingly, we cannot be sure that we will complete these sales, that these sales will not be delayed or that the terms will not change.

The information contained in our filings with the SEC, including under the caption “Risk Factors” in our Annual Report, or incorporated herein or therein, identifies other important factors that could cause differences from our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon our forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Representative Form of Management Agreement between Sonesta International Hotels Corporation and certain of its subsidiaries and certain subsidiaries of Service Properties Trust. (Filed herewith.) (Schedule of applicable agreements filed herewith.)

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: September 2, 2025